11. Employee and Director Benefit Programs	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Employee and Director Benefit Programs

The Company has a profit sharing and 401(k) plan for the benefit of substantially all employees subject to certain minimum age and service requirements. Under the 401(k) plan, the Company matched employee contributions to a maximum of 3.50% of annual compensation in 2012 and 4.00% of annual compensation in 2013 and 2014.  The Company’s contribution pursuant to this formula was approximately $439,000, $430,000 and $345,000 for the years 2014, 2013 and 2012, respectively.  Investments of the 401(k) plan are determined by a committee comprised of senior management .  No investments in Company stock have been made by the 401(k) plan. Prior to January 1, 2015, the vesting schedule for the 401(k) plan began at 20 percent after two years of employment and graduated 20 percent each year until reaching 100 percent after six years of employment.  Effective January 1, 2015, contributions to the 401(k) plan are vested immediately.

In December 2001, the Company initiated a postretirement benefit plan to provide retirement benefits to key officers and its Board of Directors and to provide death benefits for their designated beneficiaries.  Under the postretirement benefit plan, the Company purchased life insurance contracts on the lives of the key officers and each director.  The increase in cash surrender value of the contracts constitutes the Company’s contribution to the postretirement benefit plan each year.  Postretirement benefit plan participants are to be paid annual benefits for a specified number of years commencing upon retirement. Expenses incurred for benefits relating to the postretirement benefit plan were approximately $422,000, $395,000 and $546,000 for the years 2014, 2013 and 2012, respectively.

The Company is currently paying medical benefits for certain retired employees. Postretirement medical benefits expense, including amortization of the transition obligation, as applicable, was approximately $24,000 for the year ended December 31, 2012.   The Company did not incur any postretirement medical benefits expense in 2014 and 2013 due to an excess accrual balance.

The following table sets forth the change in the accumulated benefit obligation for the Company’s two postretirement benefit plans described above:

(Dollars in thousands)
	2014	2013

Benefit obligation at beginning of period	$3,581	3,382
Service cost	348	336
Interest cost	67	65
Benefits paid	(184)	(142)
Reversal of excess accrual	-	(60)

Benefit obligation at end of period	$3,812	3,581

The amounts recognized in the Company’s Consolidated Balance Sheet as of December 31, 2014 and 2013 are shown in the following two tables:

(Dollars in thousands)
	2014	2013

Benefit obligation	$3,812	3,581
Fair value of plan assets	-	-

(Dollars in thousands)
	2014	2013

Funded status	$(3,812)	(3,581)
Unrecognized prior service cost/benefit	-	-
Unrecognized net actuarial loss	-	-

Net amount recognized	$(3,812)	(3,581)

Unfunded accrued liability	$(3,812)	(3,581)
Intangible assets	-	-

Net amount recognized	$(3,812)	(3,581)

Net periodic benefit cost of the Company’s postretirement benefit plans for the years ended December 31, 2014, 2013 and 2012 consisted of the following:

(Dollars in thousands)
	2014	2013	2012

Service cost	$348	336	430
Interest cost	67	65	89

Net periodic cost	$415	401	519

Weighted average discount rate assumption used to
determine benefit obligation	5.47%	5.46%	5.43%

The Company paid benefits under the two postretirement plans totaling $184,000 and $142,000 during the years ended December 31, 2014 and 2013, respectively.  Information about the expected benefit payments for the Company’s two postretirement benefit plans is as follows:

(Dollars in thousands)

Year ending December 31,
2015	$232
2016	$244
2017	$262
2018	$275
2019	$310
Thereafter	$8,345